March 2023 Q4 2022 Earnings Supplement Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. On July 11, 2019, Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2023 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Organic gross profit (or GP) growth is a non-GAAP financial measure that represents the percentage change in gross profit for a fiscal period over the comparable prior fiscal period, exclusive of any incremental gross profit attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Each of “organic gross profit (GP) growth excluding political media” and “normalized organic gross profit (GP) growth” is a non-GAAP financial measure that represents organic gross profit growth exclusive of the estimated gross profit contribution from political media clients in 2022. Organic gross profit (GP) growth excluding political media is used in this Presentation to compare fiscal year 2022 to fiscal year 2021. Normalized organic gross profit (GP) growth is used in this Presentation to compare fiscal year 2023 outlook to fiscal year 2022. Adjusted Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures, as adjusted to add back certain charges deemed to not be part of normal operating expenses and/or non-recurring charges, such as transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar description, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

1 Financial Update & Outlook

We remain positioned for another year of profitable growth in 2023 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

FY 2022 Financial Highlights CARD PAYMENT VOLUME $25.6Bn (+25%) REVENUE ADJUSTED EBITDA(3) REPAY’s Unique Model Translates Into a Highly Attractive Financial Profile (Represents YoY Growth) $279.2MM (+27%) $214.4MM (+31%) (+12% organic)(2) $124.6MM (+34%) Gross profit represents revenue less costs of services Represents organic gross profit growth, a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and see slide 28 for reconciliation Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures.” See slides 23 and 24 for reconciliation GROSS PROFIT(1)

Card Payment Volume Gross Profit Adjusted EBITDA Financial Update – Q4 2022 ($MM) Take rate represents revenue / card payment volume Gross profit margin represents gross profit / revenue Adjusted EBITDA margin represents adjusted EBITDA / revenue 76% 80% % Margin (2) 45% 49% % Margin (3) 22% 29% 17% 1.10% 1.10% Take Rate (1)

6

Growth by Segment - FY 2022 ($MM)



Take Rate
1.07%
1.09%
27% y/y growth
Gross Profit Margin
74.7%
76.8%
31% y/y growth
($9)
$219
$34
$194
($12)
$279
$43
$248
($9)
$164
$24
$149
($12)
$214
$30
$196
2021A
2022A
Revenue
2021A
2022A
Gross Profit
Consumer Payments
Business Payments
Intercompany

Percentage of Card Payment Volume[1]



20%
~80%

	Consumer Payments	Business Payments	Total Company	Total Company excl. political media[3]
CPV growth	25%	26%	25%	--
Revenue growth	28%	26%	27%	--
Gross Profit growth	**32%**	**28%**	**31%**	**28%**
Organic GP growth [2]	*13%*	*26%*	*12%*	*9%*

1) As of 12/31/2022
2) Organic GP growth is a non-GAAP financial measure. Consumer Payments Organic GP growth excludes incremental gross profit attributable to BillingTree and Payix in 2022. Business Payments Organic GP growth excludes the incremental gross profit attributable to the acquisition of Kontrol. Total Company excl. political media Organic GP growth excludes contributions related to political media in 2022. See slide 1 under "Non-GAAP Financial Measures." See slides slide 28 and 29 for reconciliation
3) Total Company excl. political media is a non-GAAP financial measure and represents total company minus the estimated contributions related to political media in 2022. See slides 28 and 30 for reconciliation

REPAY
Realtime Electronic Payments

7

Consumer Payments Results – FY 2022 ($MM)


Take Rate
1.20%
1.23%
Gross Profit Margin
76.8%
78.8%
28% y/y growth
$248.2
32% y/y growth
$194.0
$195.5
$148.6
2021A
2022A
2021A
2022A
Revenue
Gross Profit

Key Business Highlights

- Strength across personal loans, auto loans, credit unions, mortgage servicing, and RCS
- Winning large enterprise customers who are adopting more payment channels and modalities
- ~13% y/y Organic Gross Profit growth
- GP Margins benefited from processing cost savings related to BillingTree back-end conversion

REPAY
Realtime Electronic Payments

Strength across autos, property management, field services, and political media verticals Gross Profit growth led by software integrations leading to shorter sales cycles and partners consuming API capabilities Auto vertical grew >120% y/y GP Margins benefited from greater AP mix, increased TotalPay penetration, processing costs optimization, and automation initiatives Business Payments Results – FY 2022 ($MM) Key Business Highlights 28% y/y growth 26% y/y growth Gross Profit Margin 70.3% 71.4% Take Rate 0.78% 0.78%

9



Strong Liquidity Position

Liquidity	
Cash on Hand [1]	$65 MM
Blue Cow Cash Proceeds [2]	$38 MM
Revolver Paydown [3]	($20 MM)
PF Revolver Capacity [3]	$185 MM
Total PF Liquidity	**$268 MM**

Leverage	
PF Total Debt [4]	$440 MM
PF Cash Balance [5]	$83 MM
PF Net Debt	$357 MM
PF Net Leverage[6]	**3.0x**

Focused on Maintaining Significant Liquidity

- Preserve liquidity and profitability through:
  - Implemented targeted hiring freeze
  - Limited discretionary expenses
  - Negotiations with vendors
- Business continues to show high cash flow conversion
- Continued investments in organic growth

Committed to Prudently Managing Leverage

- Proceeds from concurrent convertible notes and follow-on equity offerings used to refinance existing term loan
  - No interest payments, no principal due until maturity in 2026 (if not converted)
- $185 million revolver facility provides flexibility for further acquisitions
  - Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance)
  - Paid down $20 million balance on February 28, 2023

1) As of December 31, 2022
2) Completed the sale of Blue Cow on February 15, 2023
3) Paid down $20 million balance on revolver facility on February 28, 2023
4) PF Total Debt includes Total Debt as of December 31, 2022 and the Revolver Paydown on February 28, 2023
5) PF Cash Balance includes Cash on Hand, Blue Cow Cash Proceeds, and Revolver Paydown
6) Based on LTM December 2022 PF adjusted EBITDA, excluding Blue Cow

REPAY
Realtime Electronic Payments

10

FY 2023 Outlook

REPAY expects the following financial results for full year 2023

CARD PAYMENT VOLUME

$26.0 – $27.2Bn

REVENUE

$272 – $288MM

GROSS PROFIT

$216 – $228MM

5% - 11%
Organic GP Growth

8% - 14%
Normalized Organic GP Growth (1)

ADJUSTED EBITDA

$122 – $130MM

~45% margins

Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted Organic GP Growth, Normalized Organic GP Growth, and Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading

(1) Normalized Organic GP growth is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"

REPAY
Realtime Electronic Payments

Blue Cow divestiture Existing Customer Growth (3) Political media impact $216 – $228 New Customer Growth (3) FY 2023 Gross Profit Outlook Bridge ($MM) Organic gross profit (or GP) growth is a non-GAAP financial measure that represents the percentage change in gross profit for a fiscal period over the comparable prior fiscal period, exclusive of any incremental gross profit attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. See slide 1 under “Non-GAAP Financial Measures” Normalized organic GP growth is a non-GAAP financial measure that represents organic gross profit growth (which, for this period comparison, reflects the Blue Cow Software divestiture), exclusive of the estimated gross profit calculation from political media in 2022. See slide 1 under “Non-GAAP Financial Measures” Management estimates as of 12/31/2022 FY 2023 Gross Profit Growth Guidance 1% - 6% Organic GP Growth(1) 5% - 11% Normalized Organic GP Growth(2) 8% - 14%

History of Sustained Growth Across All Key Metrics… Revenue (1) Card Payment Volume Adjusted EBITDA(2) Gross Profit (1) (In $ Billions) (In $ Millions) (In $ Millions) (In $ Millions) 20% CAGR 23% CAGR 26% CAGR 28% CAGR Consolidated totals include the elimination of intersegment revenues Certain periods experienced large declines due to a historical accounting presentation change Consumer Payments Business Payments Consolidated

…With Expanding Take Rates and Gross Profit Margins Gross Profit Margin Take Rate

2 Strategy & Business Updates

Acquire New Clients in Existing Verticals With Our Q4 2022 Performance We See Multiple Levers to Continue to Drive Growth Q4 2022 Gross Profit Growth 22% EXECUTE ON EXISTING BUSINESS BROADENING ADDRESSABLE MARKET AND SOLUTIONS REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Operational Efficiencies Expand Usage and Increase Adoption Strategic M&A Future Market Expansion Opportunities Majority of Consumer Payments growth from further penetration of existing client base Majority of Business Payments growth from acquiring new clients

16

Executing on Growth Plan

EXPANDING EXISTING BUSINESS

240 SOFTWARE PARTNER RELATIONSHIPS[1], INCLUDING:

B2B CROSS BORDER

veem

LOAN REPAYMENT / ARM / CREDIT UNION

GOLDPOINT SYSTEMS, C&R Software, inovatec, Finicity, Megasys, Q2

B2B AR / VIRTUAL CARD / AP AUTOMATION

billtrust, CDK Global, SPEND MEND, PREMIER

MORTGAGE PAYMENTS

EllieMae, BLACK KNIGHT

ADDED NEW CUSTOMERS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS

Partnered with **Veem to expand ability to deliver cross-border payment options**

Further product expansion in loan repayments,
through partnership with Finicity

Ended Q4 2022 with 240 credit union customers

VISA ACCEPTANCE FASTRACK PROGRAM

VISA

BROADEN ADDRESSABLE MARKET AND SOLUTIONS

Expanded TAM to ~$5.2 trillion[2] through strategic M&A, including our acquisitions of BillingTree, Kontrol Payables and Payix

Continued to grow existing relationships and add new names to our **Buy Now Pay Later pipeline**

Completed concurrent common stock and convertible notes offerings in Q1 2021, as well as amended our revolving credit facility – providing the Company with **ample liquidity of $268 million[3]** to pursue deals

Engaged ~45 software developers thus far through relationship with Protego to **enhance and accelerate new product and research & development capabilities**

1) As of December 31, 2022
2) Third-party research and management estimates as of 12/31/2022
3) PF to include Blue Cow cash proceeds of $38 million on February 15, 2023 and revolver paydown of $20 million on February 28, 2023

REPAY Realtime Electronic Payments

17

Ample Runway in Consumer Payments

Evolving consumer preferences and technology are requiring clients to embrace payment digitization

$1.8Tn	6	~$20.1Bn	~19,000	150
TOTAL ADDRESSABLE MARKET(1)	VERTICAL END MARKETS	ANNUAL CARD PAYMENT VOLUME(2)	CLIENTS	ISV INTEGRATION PARTNERS

- REPAY's integrated payment processing platform automates and modernizes our clients' operations, resulting in increased cash flow, lower costs, and improved customer experience
- Loan repayments expertise is core to our efficiency: from tokenization to our clearing & settlement engine
- Instant Funding accelerates the time at which borrowers receive loans while increasing digital repayments
- Multipronged go-to-market approach leverages both direct and indirect sales
- Continuing to invest into deeper ISV integrations, product innovation, and vertical specific technologies

1) Third-party research and management estimates as of 12/31/22
2) Volume includes merchant acquiring credit and debit card

REPAY
Realtime Electronic Payments

Offering Omnichannel Capabilities across Modalities Customers in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Customers ISV partners personal Mortgages ARM Auto CU HC ISV INTERGRATION PARTNERS Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments $ Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

19

REPAY's Growing Business Payments Segment

Combined AR and AP automation solution provides a compelling value proposition to clients

$3.4Tn	15+	~$5.5Bn	~4,000	~160K	90
TOTAL ADDRESSABLE MARKET[1]	VERTICAL END MARKETS	ANNUAL CARD PAYMENT VOLUME[2]	CLIENTS	SUPPLIER NETWORK	B2B INTEGRATED SOFTWARE PARTNERS

B2B Merchant Acquiring

- $1.2Tn total addressable market
- Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals
- Expanded into B2B vertical via APS acquisition
- Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions

B2B AP Automation

- $2.2Tn total addressable market
- Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH
- Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions
- Entered the B2B healthcare space through Ventanex acquisition

1) Third-party research and management estimates as of 12/31/22
2) Volume includes merchant acquiring credit and debit card, virtual card, and enhanced ACH

REPAY
Realtime Electronic Payments

One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Customer Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers Powerful Business Payments Offering

3 Appendix

Q4 2022 Financial Update SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 23 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 25 for reconciliation of Adjusted Net Income to its most comparable GAAP measure old THREE MONTHS ENDED DECEMBER 31 CHANGE ($MM) 2022 2021 AMOUNT %           Card Payment Volume $6,611.8 $5,643.1 $968.7 17% Revenue $72.7 $62.2 $10.5 17% Costs of Services 14.9 15.0 (0.1) (1%) Gross Profit $57.8 $47.2 $10.6 22% SG&A(1) 39.7 55.7 (16.1) 29% EBITDA $18.1 ($8.5) $26.7 312% Depreciation and Amortization 25.3 26.3 (1.0) (4%) Interest Expense 1.2 0.9 0.3 32% Income Tax Expense (Benefit) (0.2) (18.4) 18.1 NM Net Income (Loss) ($8.2) ($17.4) $9.2 53% Adjusted EBITDA(2) $36.0 $27.8 $8.1 29% Adjusted Net Income(3) $21.8 $27.2 ($5.4) (20%)

23

Adjusted EBITDA Reconciliation

($MM)	Q4 2022	Q4 2021
Net Income (Loss)	**($8.2)**	**($17.4)**
Interest Expense	1.2	0.9
Depreciation and Amortization[1]	25.3	26.3
Income Tax Expense (Benefit)	(0.2)	(18.4)
EBITDA	**$18.1**	**($8.5)**
Non-cash change in fair value of contingent consideration[2]	1.0	5.9
Non-cash impairment loss [3]	8.1	2.2
Non-cash change in fair value of assets and liabilities[4]	(11.4)	14.2
Share-based compensation expense[5]	6.0	6.1
Transaction expenses[6]	2.9	5.5
Restructuring and other strategic initiative costs[7]	3.7	1.6
Other non-recurring charges[8]	7.6	0.8
Adjusted EBITDA	**$36.0**	**$27.8**

1) For the three months ended December 31, 2022 and 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
3) For the three months ended December 31, 2022, reflects impairment loss related to trade names write-off of BillingTree and Kontrol. For the three months ended December 31, 2021, reflects impairment loss related to trade names write-off of TriSource, APS, Ventanex, cPayPlus and CPS.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, totaling $6.0 million for the three months ended December 31, 2022, and totaling $6.1 million for the three months ended December 31, 2021.
6) Primarily consists of (i) during the three months ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three months ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
7) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2022 and 2021. Additionally, for the three months ended December 31, 2022, reflects one-time severance payments.
8) For the three months ended December 31, 2022, reflects one-time settlement payments to certain clients and partners, payments made to third-parties in connection with expansion of our personnel, non-recurring performance incentives to employees, franchise taxes and other non-income based taxes, other payments related to COVID-19, non-cash rent expense and loss on disposal of fixed assets. For the three months ended December 31, 2021, reflects one-time payments to certain clients and partners, and other payments related to COVID-19. Additionally, to be consistent with the current year presentation, for the three months ended December 31, 2021, reflects payments made to third-parties in connection with expansion of our personnel and franchise taxes and other non-income based taxes.

REPAY
Realtime Electronic Payments

24

Adjusted Full Year EBITDA Reconciliation

($MM)	FY2022	FY2021
Net Loss	**$8.7**	**($56.0)**
Interest Expense	4.4	3.7
Depreciation and Amortization[1]	107.8	89.7
Income Tax Benefit	6.2	(30.7)
EBITDA	**$127.0**	**$6.6**
Loss on extinguishment of debt[2]	–	5.9
Loss on termination of interest rate hedge[3]	–	9.1
Non-cash change in fair value of contingent consideration[4]	(3.3)	5.8
Non-cash impairment loss[5]	8.1	2.2
Non-cash change in fair value of assets and liabilities[6]	(66.9)	14.1
Share-based compensation expense[7]	20.5	22.3
Transaction expenses[8]	19.0	19.3
Restructuring and other strategic initiative costs[9]	7.9	4.6
Other non-recurring charges[10]	12.3	3.3
Adjusted EBITDA	**$124.6**	**$93.2**

1) For the twelve months ended December 31, 2022 and 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects write-off of debt issuance costs relating to Hawk Parent's term loans.
3) Reflects realized loss of REPAY's interest rate hedging arrangement which terminated in conjunction with the repayment of Hawk Parent's term loans.
4) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
5) For the year ended December 31, 2022, reflects impairment loss related to trade names write-off of BillingTree and Kontrol. For the year ended December 31, 2021, reflects impairment loss related to trade names write-off of TriSource, APS, Ventanex, cPayPlus and CPS.
6) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
7) Represents compensation expense associated with equity compensation plans.
8) Primarily consists of professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix during the year ended December 31, 2022.
9) Primarily consists of (i) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
10) For the year ended December 31, 2022, reflects one-time settlement payments to certain clients and partners, payments made to third-parties in connection with expansion of our personnel, non-recurring performance incentives to employees, franchise taxes and other non-income based taxes, other payments related to COVID-19, non-cash rent expense, loss on disposal of fixed assets, and reflects loss on termination of lease. For the year ended December 31, 2021, reflects one-time payments to certain clients and partners, and other payments related to COVID-19. Additionally, to be consistent with the current year presentation, for the year ended December 31, 2021, reflects payments made to third-parties in connection with expansion of our personnel and franchise taxes and other non-income based taxes. For the year ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, payments made to third-parties in connection with expansion of our personnel, franchise taxes and other non-income based taxes, one-time settlement payments to certain clients, and other payments related to COVID-19.

REPAY
Realtime Electronic Payments

25

Adjusted Net Income Reconciliation

($MM)	Q4 2022	Q4 2021
Net Income (Loss)	**($8.2)**	**($17.4)**
Amortization of acquisition-related intangibles[1]	19.5	23.2
Non-cash change in fair value of contingent consideration[2]	1.0	5.9
Non-cash impairment loss [3]	8.1	2.2
Non-cash change in fair value of assets and liabilities[4]	(11.4)	14.2
Share-based compensation expense[5]	6.0	6.1
Transaction expenses[6]	2.9	5.5
Restructuring and other strategic initiative costs[7]	3.7	1.6
Other non-recurring charges[8]	7.6	0.8
Non-cash interest expense[9]	0.7	0.7
Pro forma taxes at effective rate[10]	(8.2)	(15.6)
Adjusted Net Income	**$21.8**	**$27.2**

1) For the three months ended December 31, 2022 and 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
3) For the three months ended December 31, 2022, reflects impairment loss related to trade names write-offs of BillingTree and Kontrol. For the three months ended December 31, 2021, reflects impairment loss related to trade names write-offs of TriSource, APS, Ventanex, cPayPlus and CPS.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, totaling $6.0 million for the three months ended December 31, 2022, and totaling $6.1 million for the three months ended December 31, 2021.
6) Primarily consists of (i) during the three months ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three months ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
7) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2022 and 2021. Additionally, for the three months ended December 31, 2022, reflects one-time severance payments.
8) For the three months ended December 31, 2022, reflects one-time settlement payments to certain clients and partners, payments made to third-parties in connection with expansion of our personnel, non-recurring performance incentives to employees, franchise taxes and other non-income based taxes, other payments related to COVID-19, non-cash rent expense and loss on disposal of fixed assets. For the three months ended December 31, 2021, reflects one-time payments to certain clients and partners, and other payments related to COVID-19. Additionally, to be consistent with the current year presentation, for the three months ended December 31, 2021, reflects payments made to third-parties in connection with expansion of our personnel and franchise taxes and other non-income based taxes.
9) Represents amortization of non-cash deferred debt issuance costs.
10) Represents pro forma income tax adjustment effect associated with items adjusted above.

REPAY
Realtime Electronic Payments

Adjusted Free Cash Flow Reconciliation Excludes acquisition costs that are capitalized as channel relationships. Primarily consists of (i) during the three months ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three months ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2022 and 2021. Additionally, for the three months ended December 31, 2022, reflects one-time severance payments. For the three months ended December 31, 2022, reflects one-time settlement payments to certain clients and partners, payments made to third-parties in connection with expansion of our personnel, non-recurring performance incentives to employees, franchise taxes and other non-income based taxes, other payments related to COVID-19, non-cash rent expense and loss on disposal of fixed assets. For the three months ended December 31, 2021, reflects one-time payments to certain clients and partners, and other payments related to COVID-19. Additionally, to be consistent with the current year presentation, for the three months ended December 31, 2021, reflects payments made to third-parties in connection with expansion of our personnel and franchise taxes and other non-income based taxes. ($MM) Q4 2022 Q4 2021 Net Cash provided by Operating Activities   $21.8 $21.8 Capital expenditures       Cash paid for property and equipment   (0.6) (0.9) Cash paid for intangible assets(1)   (7.4) (5.7) Total capital expenditures (7.9) (6.7) Free Cash Flow   $13.9 $15.2 Adjustments       Transaction expenses(2)   2.9 5.5 Restructuring and other strategic initiative costs(3)   3.7 1.6 Other non-recurring charges(4)   7.6 0.8 Adjusted Free Cash Flow   $28.1 $23.1

Depreciation and Amortization Detail Note: Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles ($MM) Q4 2022 Q4 2021 Acquisition-related intangibles $19.5 $23.2 Software 5.1 2.7 Amortization 24.6 25.9 Depreciation 0.7 0.4 Total Depreciation and Amortization $25.3 $26.3

2021 2022 Full Year $mm Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2021 2022 Gross Profit Growth 22% 29% 69% 57% 46% 42% 20% 22% 44% 31% Growth from Acquisitions 11% 16% 54% 40% 41% 32% 5% 5% 30% 19% Organic Gross Profit Growth (1) 11% 13% 15% 17% 5% 10% 15% 17% 14% 12% Growth from political media 3% Organic GP Growth excl. political media (2) 9% Organic Gross Profit Reconciliation Organic gross profit growth is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” Organic GP growth excl. political media is a non-GAAP financial measure that excludes the political media contribution of approximately $6 million in 2022. See slide 1 under “Non-GAAP Financial Measures”

29

Organic Gross Profit Segment Reconciliation

$mm	Full Year 2022
Consumer Payments Gross Profit Growth	32%
Growth from Acquisitions	19%
Consumer Payments Organic Gross Profit Growth[(1)]	**13%**
Business Payments Gross Profit Growth	28%
Growth from Acquisitions	2%
Business Payments Organic Gross Profit Growth[(1)]	**26%**

1) Organic GP growth is a non-GAAP financial measure and See slide 1 under "Non-GAAP Financial Measures." Consumer Payments Organic GP growth excludes incremental gross profit attributable to BillingTree and Payix in 2022. Business Payments Organic GP growth excludes the incremental gross profit attributable to the acquisition of Kontrol in 2022

REPAY
Realtime Electronic Payments

Full Year $mm 2022 Total Company Gross Profit Growth 31% Growth from Political Media 3% Total Company excl. Political Media Gross Profit Growth (1) 28% Total Company Excluding Political Media Reconciliation Total Company excl. political media represents total company minus the estimated contributions related to political media in 2022

31

Historical Segment Details

($MM)	2021				2022				Full Year	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2021	2022
Consumer Payments	$3,694.1	$3,523.4	$4,426.7	$4,465.7	$5,290.0	$4,918.3	$4,937.4	$5,008.9	$16,109.9	$20,154.7
Businss Payments	919.9	1,100.1	1,156.4	1,177.4	1,123.9	1,278.0	1,479.4	1,602.9	4,353.9	5,484.2
Card Payment Volume	**$4,614.0**	**$4,623.5**	**$5,583.1**	**$5,643.1**	**$6,414.0**	**$6,196.3**	**$6,416.8**	**$6,611.8**	**$20,463.8**	**$25,638.9**
Consumer Payments	$42.4	$42.0	$54.5	$55.2	$61.1	$59.8	$63.0	$64.3	$194.0	$248.2
Businss Payments	7.1	8.5	8.9	9.3	8.9	9.9	11.4	12.3	33.8	42.6
Intercompany eliminations	*(2.0)*	*(2.0)*	*(2.2)*	*(2.3)*	*(2.4)*	*(2.3)*	*(2.9)*	*(4.0)*	*(8.6)*	*(11.6)*
Revenue	**$47.5**	**$48.4**	**$61.1**	**$62.2**	**$67.6**	**$67.4**	**$71.6**	**$72.7**	**$219.3**	**$279.2**
Consumer Payments	$32.2	$31.7	$41.9	$42.9	$47.1	$45.7	$49.6	$53.1	$148.6	$195.5
Businss Payments	4.9	6.1	6.2	6.6	6.3	7.3	8.2	8.7	23.8	30.4
Intercompany eliminations	*(2.0)*	*(2.0)*	*(2.2)*	*(2.3)*	*(2.4)*	*(2.3)*	*(2.9)*	*(4.0)*	*(8.6)*	*(11.6)*
Gross Profit	**$35.0**	**$35.7**	**$45.8**	**$47.2**	**$51.0**	**$50.7**	**$54.9**	**$57.8**	**$163.8**	**$214.4**
Consumer Payments	1.15%	1.19%	1.23%	1.24%	1.15%	1.22%	1.28%	1.28%	1.20%	1.23%
Businss Payments	0.78%	0.77%	0.77%	0.79%	0.79%	0.78%	0.77%	0.77%	0.78%	0.78%
Take Rate	**1.03%**	**1.05%**	**1.09%**	**1.10%**	**1.05%**	**1.09%**	**1.12%**	**1.10%**	**1.07%**	**1.09%**
Consumer Payments	75.9%	75.4%	76.9%	77.7%	77.1%	76.5%	78.8%	82.5%	76.6%	78.8%
Businss Payments	68.0%	71.8%	69.9%	71.0%	70.7%	73.4%	71.5%	70.2%	70.3%	71.4%
Gross Profit Margin	**73.7%**	**73.7%**	**75.0%**	**75.9%**	**75.5%**	**75.2%**	**76.8%**	**79.5%**	**74.7%**	**76.8%**

REPAY
Realtime Electronic Payments